Exhibit D

                                  TAX AGREEMENT


                  This Tax Agreement (the "Agreement"), dated as of May 17, 1996, by and among Rykoff-Sexton, Inc., a Delaware corporation ("RSI"), and each other Person listed on the signature pages hereof (each a "Shareholder" and, collectively, the "Shareholders").


                              W I T N E S S E T H:

                  WHEREAS, RSI, USF Acquisition Corporation, a Delaware corporation and a wholly owned subsidiary of RSI ("Merger Sub"), and US Foodservice Inc., a Delaware corporation (the "Company"), have entered into an Agreement and Plan of Merger, dated February 2, 1996 (the "Merger Agreement", capitalized terms used but not defined herein having the same meanings ascribed to such terms in the Merger Agreement), pursuant to which the Company shall merge with and into Merger Sub;

                  WHEREAS, it is the intention of the parties to the Merger Agreement that the Merger shall qualify as a reorganization within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended (the "Code");

                  WHEREAS, each Shareholder is the beneficial and record owner of the number of shares of Class A Common Stock or Class B Common Stock set forth opposite its respective name on Schedule I to this Agreement, all of which will be converted into a number of RSI Common Shares in the Merger pursuant to
Section 4.1 of the Merger Agreement; and

                  WHEREAS, pursuant to Section 8.2(h) of the Merger Agreement, it is a condition to the respective obligations of RSI and Merger Sub to consummate the transactions contemplated by the Merger Agreement that RSI and the Shareholders enter into this Agreement.

                  NOW THEREFORE, in consideration of the foregoing and the mutual covenants and agreements set forth herein, the parties hereto agree as follows:

                  Section 1. Covenants of the Shareholders and RSI. (a) During the two-year period commencing on the date hereof, each Shareholder agrees that such Shareholder shall not, other than incident or pursuant to an Extraordinary Transaction, (i) sell, exchange, distribute or otherwise dispose of in any manner, or enter into one or more transactions whereby such Shareholder gives up substantially all of the benefits and burdens of ownership in (all such actions hereinafter collectively referred to as a "Transfer"), or (ii) enter into one or more contracts or other agreements to Transfer, or that would by its or their terms require a Transfer of, a number of RSI Common Shares received by such Shareholder in the Merger that exceeds in the aggregate (x) the number of RSI Common Shares received by such Shareholder in the Merger multiplied by (y) the Permitted Sales Factor. For purposes of this Agreement, the "Permitted Sales Factor" shall be a number equal to 1.00 minus the Continuity Factor, and the "Continuity Factor" shall be a fraction, the numerator of which shall be the aggregate number of RSI Common Shares that must continue to be owned by the stockholders of the Company to satisfy the "continuity of interest" requirement of Treas. Reg. ss. 1.368-1(b) (the "Continuity Shares Number"), and the denominator of which shall be the aggregate number of RSI Common Shares issued in the Merger and held at the Effective Time by the Shareholders and by stockholders of the Company who have executed and delivered to RSI an instrument in the form of Exhibit B attached hereto. For purposes of computing the Continuity Factor, the "Continuity Shares Number" shall be determined by applying the formula set forth on Schedule II attached hereto.

                  (b) For purposes of this Agreement, an Extraordinary Transaction means a merger, consolidation or other business combination, tender or exchange offer, share exchange, restructuring, recapitalization or other similar transaction involving RSI so long as any such transaction is not arranged as part of an overall plan to which such Shareholder is a party and pursuant to which the Merger is also being consummated.

                  (c) As soon as practicable following the Effective Time, RSI and Merrill Lynch Capital Partners, Inc., a Delaware corporation ("MLCP"), shall mutually determine the Continuity Factor and thereafter RSI shall deliver to each Shareholder a notice setting forth the total number of RSI Common Shares that such Shareholder must hold during the two-year period commencing on the date hereof in order to comply with the covenant of such Shareholder set forth in Section 1(a) above (with respect to each Shareholder, the "Restricted Shares Number"), and setting forth in reasonable detail the calculation thereof.

                  (d) Certificates evidencing the RSI Common Shares received by each Shareholder in the Merger shall bear the following legend, in addition to any other legend that may be required by the Merger Agreement, the ML Agreement, the Standstill Agreement or any other agreement contemplated by any such
Agreements:

                  "The shares of common stock represented by this certificate are subject to a Tax Agreement dated as of May 17, 1996, with Rykoff-Sexton, Inc. that imposes, among other things, certain restrictions on the transfer of such shares. Copies of the Tax Agreement are on file at the principal office of Rykoff-Sexton, Inc."

                  (e) In the case of any Shareholder not subject to aggregation treatment under Section 7 hereof, the legend referred to in Section 1(d) hereof shall be placed only on certificates evidencing a number of RSI Common Shares received by such Shareholder in the Merger equal to the Restricted Shares Number determined with respect to such Shareholder.

                  (f) Each Shareholder hereby consents to the entry of stop transfer orders with RSI's transfer agents with respect to RSI Common Shares prohibiting the Transfer of any certificates representing RSI Common Shares that bear the legend referred to in Section 1(d) hereof, except for Transfers that are made in compliance with the provisions of this Agreement.

                  (g) In the case of a Transfer of any certificates representing RSI Common Shares and bearing the legend referred to in Section 1(d) hereof that is made in compliance with the provisions of this Agreement, RSI shall instruct its transfer agents with respect to RSI Common Shares to permit such Transfer upon the presentation to any such transfer agent of the legended certificates together with a certificate in the form of Exhibit A attached hereto, and RSI shall remove such legend from the certificates being Transferred.

                  (h) RSI agrees that upon expiration of the two-year period provided for in Section 1(a) hereof, RSI shall, upon the presentation to any of its transfer agents of any certificates representing RSI Common Shares and containing the legend referred to in Section 1(d) hereof, remove such legend from the certificates.

                  Section 2. Tax Representations of the Shareholders. Each Shareholder hereby represents and warrants to RSI that, as of the date hereof, such Shareholder has no plan or intention to Transfer a number of RSI Common Shares received by such Shareholder in the Merger that would exceed in the aggregate (x) the number of RSI Common Shares received by such Shareholder in the Merger multiplied by (y) the Permitted Sales Factor.

                  Section 3. Waiver of Claims. In the case solely of a Shareholder that has not breached the covenant contained in Section 1(a) hereof or any of its representations and warranties set forth in Section 6 hereof, RSI and each other Shareholder (collectively the "Releasors") hereby waive and release any and all claims, rights, causes of action, suits, whether known or unknown, that as of the date hereof could have been, or in the future might be asserted by or on behalf of any Releasor or any of its respective associates, affiliates, parents, subsidiaries, present or former officers, directors, employees, attorneys, financial advisors or other advisors or agents, heirs, executors, personal representatives, estates, administrators, and successors and assigns against such Shareholder under this Agreement or otherwise resulting from or relating to the failure of the Merger to qualify as a reorganization within the meaning of Section
368(a) of the Code.

                  Section 4. Reliance. Each Shareholder understands and agrees that the representations and warranties made by the Shareholder in Section 2 hereof will be relied upon by Morgan, Lewis & Bockius LLP, Shearman & Sterling, and Jones, Day, Reavis & Pogue, respectively, in connection with their opinions to be delivered pursuant to Section 8.1(h) and Section 8.1(i) of the Merger Agreement with respect to the treatment of the Merger for federal income tax purposes as a tax-free reorganization within the meaning of Section 368(a) of the Code.

                  Section 5. Representations and Warranties of RSI. RSI represents and warrants to each of the Shareholders as follows:
This Agreement has been approved by the Board of Directors of RSI, and has been duly executed and delivered by a duly authorized officer of RSI. This Agreement constitutes a valid and binding agreement of RSI, enforceable against RSI in accordance with its terms, except as may be limited by applicable bankruptcy, insolvency, reorganization, moratorium and other similar laws of general application which may affect the enforcement of creditors' rights generally and by general equitable principles. The execution and delivery of this Agreement by RSI does not conflict with or constitute a violation of or default under the Restated Certificate of Incorporation or By-laws of RSI, any statute, law, rule, regulation, order or decree applicable to RSI, or any contract, commitment, agreement, arrangement or restriction of any kind to which RSI is a party or by which RSI is bound, other than such violations as would not prevent or materially delay the performance by RSI of its obligations hereunder or otherwise subject any Shareholder to any claim or liability.

                  Section 6. Representations and Warranties of the Shareholder. Each Shareholder represents and warrants to RSI as follows: This Agreement has been duly authorized, executed and delivered by such Shareholder. This Agreement constitutes the valid and binding agreement of such Shareholder, enforceable against such Shareholder in accordance with its terms, except as may be limited by applicable bankruptcy, insolvency, reorganization, moratorium and other similar laws of general application which may affect the enforcement of creditors' rights generally and by general equitable principles. Except as disclosed on Schedule III attached hereto, immediately prior to the Effective Time, such Shareholder is the record and beneficial owner, under U.S. federal income tax principles, of the number of shares of Class A Common Stock or Class B Common Stock set forth opposite its respective name on Schedule I to this Agreement, in each case free and clear of all claims, liens, pledges, security interests, restrictions or encumbrances of any nature whatsoever, with no restrictions on voting rights and other incidents of record and beneficial ownership incident thereto, other than the

Stockholders Agreement. The execution and delivery of this Agreement by such Shareholder does not conflict with or constitute a violation of or default under the certificate of incorporation, by-laws, partnership agreement or certificate of partnership (or other comparable documents) of such Shareholder, any provisions of any statute, law, rule, regulation, order or decree applicable to such Shareholder, or any contract, commitment, agreement, arrangement or restriction of any kind to which such Shareholder is a party or by which such Shareholder is bound, other than such violations as would not prevent or materially delay the performance by such Shareholder of its obligations hereunder or subject RSI to any claim or liability.

                  Section 7. Aggregation of Shareholders. For purposes of Sections 1 and 2 hereof, the RSI Common Shares held by any Shareholder of which MLCP or an Affiliate of MLCP is a general partner, or which is controlled by MLCP or an Affiliate of MLCP, shall be aggregated, and such Shareholders shall be regarded as a single Shareholder.

                  Section 8. Distribution by Equitable Deal Flow Fund, L.P. If the Equitable Deal Flow Fund, L.P. ("Equitable L.P.") becomes required by the terms of its partnership agreement to distribute to its partners a number of RSI Common Shares received by it in the Merger in a Transfer that would otherwise be in violation of Section 1(a) hereof, Equitable L.P. shall be permitted to effect such distribution provided that (i) the shares of RSI Common Stock so distributed to its partners are distributed in accordance with the partners' respective interests in Equitable L.P., (ii) each of such partners shall have executed and delivered to RSI in advance of such distribution a document evidencing such partner's agreement to be bound by and to comply with all of the terms and provisions of Section 1 hereof, which document shall be satisfactory in form and substance to RSI in its reasonable discretion, and (iii) at the written request of each such partner, which request shall specify the total number of RSI Common Shares to be distributed to such partner and such partner's pro rata share of the Restricted Shares Number determined with respect to Equitable L.P., RSI shall cause two stock certificates to be issued to each such partner representing such RSI Common Shares to be so distributed to such partner, one of which shall evidence a number of RSI Common Shares equal to such partner's pro rata share of the Restricted Shares Number determined with respect to Equitable L.P. and which shall bear the legend referred to in Section 1(d) hereof, and one of which shall evidence the balance of the RSI Common Shares to be distributed to such partner and which shall not bear the legend referred to in Section 1(d) hereof.

                  Section 9.  Miscellaneous.

                  (a) Notices, Etc. All notices, requests, demands or other communications required by or otherwise with respect to this Agreement shall be in writing and shall be deemed to have been duly given to any party when delivered personally (by courier service or otherwise), when delivered by telecopy and confirmed by return telecopy, or seven days after being mailed by first-class mail, postage prepaid in each case to the applicable addresses set forth below:

         If to a Shareholder that is one of the ML Entities:

                  Merrill Lynch Capital Partners, Inc.
                  225 Liberty Street
                  New York, NY 10080-6123
                  Attn: James V. Caruso
                  Telecopy: (212) 236-7364

                  with a copy to:

                  Marcia L. Tu, Esq.
                  Merrill Lynch & Co., Inc.
                  World Financial Center
                  North Tower
                  250 Vesey Street
                  New York, NY 10281-1323
                  Telecopy: (212) 449-3207

                  with a copy to:

                  Bonnie Greaves, Esq.
                  Shearman & Sterling
                  599 Lexington Avenue
                  New York, NY  10022
                  Telecopy:  (212) 848-7179

         If to RSI:

                  Rykoff-Sexton, Inc.
                  1050 Warrenville Road
                  Lisle, IL  60532-5201
                  Attn:  Mark Van Stekelenburg, Chairman,
                         President and Chief Executive Officer
                  Telecopy:  (708) 971-6588

                  with a copy to:

                  Elizabeth C. Kitslaar, Esq.
                  Jones, Day, Reavis & Pogue
                  77 West Wacker
                  Chicago, IL  60601-1692
                  Telecopy:  (312) 782-8585


and if to a Shareholder that is not one of the ML Entities, to the address set forth below the name of such Shareholder on the signature pages to this Agreement, or to such other address as any such party shall have designated by notice so given to each other party.

                  (b) Amendments, Waivers, Etc. This Agreement may not be amended, changed, supplemented, waived or otherwise modified or terminated except by an instrument in writing signed by each of the parties hereto.

                  (c) Successors and Assigns. This Agreement shall be binding upon and shall inure to the benefit of and be enforceable by the parties and their respective successors and assigns, including without limitation in the case of any corporate party hereto any corporate successor by merger or otherwise. Except with the prior written consent of the other parties hereto, no party may assign any of its rights or obligations hereunder.

                  (d) Entire Agreement. This Agreement constitutes the entire agreement and understanding among the parties relating to the subject matter hereof and supersedes all prior agreements and understandings relating to such subject matter. There are no representations, warranties or covenants by the parties hereto relating to such subject matter other than those expressly set forth in this Agreement.

                  (e) Severability. If any term of this Agreement or the application thereof to any party or circumstance shall be held invalid or unenforceable to any extent, the remainder of this Agreement and the application of such term to the other parties or circumstances shall not be affected thereby and shall be enforced to the greatest extent permitted by applicable law, provided that in such event the parties shall negotiate in good faith in an attempt to agree to another provision (in lieu of the term or application held to be invalid or unenforceable) that will be valid and enforceable and will carry out the parties' intentions hereunder.

                  (f) Specific Performance. The parties acknowledge that money damages are not an adequate remedy for violations of this Agreement and that any party may, in its sole discretion, apply to a court of competent jurisdiction for specific performance or injunctive or such other relief as such court may deem just and proper in order to enforce this Agreement or prevent any violation hereof and, to the extent permitted by applicable law, each party waives any objection to the imposition of such relief.

                  (g) Remedies Cumulative. All rights, powers and remedies provided under this Agreement or otherwise available in respect hereof at law or in equity shall be cumulative and not alternative, and the exercise or beginning of the exercise of any thereof by any party shall not preclude the simultaneous or later exercise of any other such right, power or remedy by such party.

                  (h) No Waiver. The failure of any party hereto to exercise any right, power or remedy provided under this Agreement or otherwise available in respect hereof at law or in equity, or to insist upon compliance by any other party hereto with its obligations hereunder, and any custom or practice of the parties at variance with the terms hereof, shall not constitute a waiver by such party of its right to exercise any such or other right, power or remedy or to demand such compliance.

                  (i) No Third Party Beneficiaries. Except as provided in Section 4 hereof, this Agreement is not intended to be for the benefit of and shall not be enforceable by any person or entity who or which is not a party hereto.

                  (j) Jurisdiction. Each party hereby irrevocably submits to the exclusive jurisdiction of the Court of Chancery in the State of Delaware in any action, suit or proceeding arising in connection with this Agreement, and agrees that any such action, suit or proceeding shall be brought only in such court (and waives any objection based on forum non conveniens or any other objection to venue therein); provided, however, that such consent to jurisdiction is solely for the purpose referred to in this paragraph (j) and shall not be deemed to be a general submission to the jurisdiction of said Court or in the State of Delaware other than for such purposes. Each party hereto hereby waives any right to a trial by jury in connection with any such action, suit or proceeding.

                  (k) Governing Law. This Agreement and all disputes hereunder shall be governed by and construed and enforced in accordance with the law of the State of Delaware.

                  (l) Name, Captions. The name assigned to this Agreement and the section captions used herein are for convenience of reference only and shall not affect the interpretation or construction hereof.

                  (m) Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but all of which together shall constitute one instrument. Each counterpart may consist of a number of copies each signed by less than all, but together signed by all, the parties hereto.

                  (n) Expenses. Each of the parties hereto shall bear its own expenses incurred in connection with this Agreement and the transactions contemplated hereby, except that in the event of a dispute concerning the terms or enforcement of this Agreement, the prevailing party in any such dispute shall be entitled to reimbursement of reasonable legal fees and disbursements from the other party or parties to such dispute.

                  IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the date first written.


                                           RYKOFF-SEXTON, INC.



                                           By: /s/ Mark Van Stekelenburg
                                              -----------------------------
                                              Name:  Mark Van Stekelenburg
                                              Title: Chairman, President and
                                                     Chief Executive Officer



                     [Counterpart Signature Pages To Follow]

                  [Counterpart Signature Page To Tax Agreement]


                  IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the date first written.


                                      MERRILL LYNCH CAPITAL APPRECIATION
                                      PARTNERSHIP NO. B-XVIII, L.P.

                                      By: Merrill Lynch LBO Partners
                                          No. B-IV, L.P., as General
                                          Partner

                                      By: Merrill Lynch Capital
                                          Partners,Inc., as General
                                          Partner



                                      By: /s/ James V. Caruso
                                          --------------------------------
                                          Name:  James V. Caruso
                                          Title:  Vice President

                                          Address:

                  [Counterpart Signature Page To Tax Agreement]


                  IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the date first written.


                                      MERRILL LYNCH KECALP L.P. 1994

                                      By: KECALP Inc., as General
                                          Partner



                                      By: /s/ James V. Caruso
                                          --------------------------------
                                          Name:  James V. Caruso
                                          Title:  Vice President

                                          Address:

                  [Counterpart Signature Page To Tax Agreement]


                  IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the date first written.


                                   ML OFFSHORE LBO PARTNERSHIP
                                   NO. B-XVIII

                                   By:      Merrill Lynch LBO Partners No.
                                            B-IV, L.P., as Investment
                                            General Partner

                                   By:      Merrill Lynch Capital
                                            Partners, Inc., as General
                                            Partner



                                      By: /s/ James V. Caruso
                                          --------------------------------
                                          Name:  James V. Caruso
                                          Title:  Vice President

                                       Address:

                  [Counterpart Signature Page To Tax Agreement]


                  IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the date first written.


                                      ML IBK POSITIONS, INC.


                                      By: /s/ James V. Caruso
                                          --------------------------------
                                          Name:  James V. Caruso
                                          Title:  Vice President

                                          Address:

                  [Counterpart Signature Page To Tax Agreement]


                  IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the date first written.


                                      MLCP ASSOCIATES L.P. NO. II

                                      By: Merrill Lynch Capital
                                          Partners, Inc., as General
                                          Partner


                                      By: /s/ James V. Caruso
                                          --------------------------------
                                          Name:  James V. Caruso
                                          Title:  Vice President

                                          Address:

                  [Counterpart Signature Page To Tax Agreement]


                  IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the date first written.


                                      MERRILL LYNCH KECALP L.P. 1991

                                      By: KECALP Inc., as General
                                          Partner


                                      By: /s/ James V. Caruso
                                          --------------------------------
                                          Name:  James V. Caruso
                                          Title:  Vice President

                                          Address:

                  [Counterpart Signature Page To Tax Agreement]


                  IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the date first written.


                                      MERRILL LYNCH CAPITAL APPRECIATION
                                      PARTNERSHIP NO. XIII, L.P.

                                      By: Merrill Lynch LBO Partners
                                          No. IV, L.P., as General
                                          Partner

                                      By: Merrill Lynch Capital
                                          Partners, Inc., as General
                                          Partner

                                      By: /s/ James V. Caruso
                                          --------------------------------
                                          Name:  James V. Caruso
                                          Title:  Vice President

                                          Address:

                  [Counterpart Signature Page To Tax Agreement]


                  IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the date first written.


                                      ML OFFSHORE LBO PARTNERSHIP NO.
                                      XIII

                                      By: Merrill Lynch LBO Partners No.
                                          IV, L.P., as Investment
                                          General Partner

                                      By: Merrill Lynch Capital
                                          Partners, Inc., as General
                                          Partner


                                      By: /s/ James V. Caruso
                                          --------------------------------
                                          Name:  James V. Caruso
                                          Title:  Vice President

                                          Address:

                  [Counterpart Signature Page To Tax Agreement]


                  IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the date first written.


                                      ML EMPLOYEES LBO PARTNERSHIP NO. I,
                                      L.P.

                                      By: ML Employees LBO Managers,
                                          Inc., as General Partner



                                      By: /s/ James V. Caruso
                                          --------------------------------
                                          Name:  James V. Caruso
                                          Title:  Vice President

                                          Address:

                  [Counterpart Signature Page To Tax Agreement]


                  IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the date first written.


                                     MERRILL LYNCH KECALP L.P. 1987

                                     By: KECALP Inc., as General
                                         Partner


                                      By: /s/ James V. Caruso
                                          --------------------------------
                                          Name:  James V. Caruso
                                          Title:  Vice President

                                          Address:

                  [Counterpart Signature Page To Tax Agreement]


                  IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the date first written.


                                      MERCHANT BANKING L.P. NO. II

                                      By: Merrill Lynch MBP Inc., as
                                          General Partner

                                      By: /s/ James V. Caruso
                                          --------------------------------
                                          Name:  James V. Caruso
                                          Title:  Vice President

                                          Address:

                  [Counterpart Signature Page To Tax Agreement]


                  IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the date first written.


                                      MLCP ASSOCIATES L.P. NO. IV

                                      By: Merrill Lynch Capital
                                          Partners, Inc., as General
                                          Partner


                                      By: /s/ James V. Caruso
                                          --------------------------------
                                          Name:  James V. Caruso
                                          Title:  Vice President

                                          Address:

                  [Counterpart Signature Page To Tax Agreement]


                  IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the date first written.


                                      EQUITABLE DEAL FUND FLOW, L.P.



                                      By: /s/ U. Peter C. Gummeson
                                          --------------------------------
                                          Name:  U. Peter C. Gummeson
                                          Title:  Investment Officer

                                          Address:

                  [Counterpart Signature Page To Tax Agreement]


                  IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the date first written.


                                      EQUITABLE LIFE ASSURANCE SOCIETY OF
                                      THE UNITED STATES


                                      By: /s/ U. Peter C. Gummeson
                                          --------------------------------
                                          Name:  U. Peter C. Gummeson
                                          Title:  Investment Officer

                                          Address:

                  [Counterpart Signature Page To Tax Agreement]


                  IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the date first written.


                                      EQUITABLE VARIABLE LIFE INSURANCE
                                      COMPANY


                                      By: /s/ U. Peter C. Gummeson
                                          --------------------------------
                                          Name:  U. Peter C. Gummeson
                                          Title:  Investment Officer

                                          Address:

                  [Counterpart Signature Page To Tax Agreement]


                  IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the date first written.


                                     FRANK H. BEVEVINO



                                     By:  /s/ Frank H. Bevevino
                                        -------------------------------
                                        Name: Frank H. Bevevino

                                        Address:

                  [Counterpart Signature Page To Tax Agreement]


                  IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the date first written.


                                     THOMAS G. MCMULLEN



                                     By: /s/ Thomas G. McMullen
                                        -------------------------------
                                        Name: Thomas G. McMullen

                                        Address:

                  [Counterpart Signature Page To Tax Agreement]


                  IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the date first written.


                                    JOHN R. BEVEVINO


                                    By: /s/ John R. Bevevino
                                        -------------------------------
                                       Name: John R. Bevevino

                                       Address:

                  [Counterpart Signature Page To Tax Agreement]


                  IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the date first written.


                                    THOMAS BEVEVINO



                                    By: /s/ Thomas Bevevino
                                        -------------------------------
                                        Name: Thomas Bevevino

                                        Address:

                  [Counterpart Signature Page To Tax Agreement]


                  IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the date first written.


                                     KENNETH B. KOZEL



                                     By: /s/  Kenneth B. Kozel
                                        -------------------------------
                                        Name: Kenneth B. Kozel

                                        Address:

                  [Counterpart Signature Page To Tax Agreement]


                  IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the date first written.


                                     MARGARET CRAMPTON



                                     By: /s/ Margaret Crampton
                                        -------------------------------
                                        Name: Margaret Crampton

                                        Address:

                  [Counterpart Signature Page To Tax Agreement]


                  IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the date first written.


                                       WILLIAM WALTRIP



                                       By: /s/ William Waltrip
                                          -------------------------------
                                          Name: William Waltrip
                                          Title:

                                          Address:

                                   SCHEDULE I


                                 SHARE OWNERSHIP


                                    Class A                    Class B
  Name of Stockholder             Common Stock               Common Stock
  -------------------             ------------               ------------

Merrill Lynch Capital            2,990,738.3220                   0
Appreciation Partnership
No. B-XVIII, L.P.

Merrill Lynch KECALP L.P.           46,588.2120                   0
1994

ML Offshore LBO Partnership      1,504,723.9680                   0
No. B-XVIII

ML IBK Positions, Inc.             988,456.6839                   0

MLCP Associates L.P. No. II         35,866.7100                   0

Merrill Lynch KECALP L.P.          130,263.0120                   0
1991

Merrill Lynch Capital            1,111,944.8955                   0
Appreciation Partnership
No. XIII, L.P.

ML Offshore LBO Partnership         28,269.6001                   0
No. XIII

ML Employees LBO                    27,641.6784                   0
Partnership No. I, L.P.

Merrill Lynch KECALP L.P.           20,888.4216                   0
1987

Merchant Banking L.P. No.           20,888.4216                   0
II

MLCP Associates L.P. No. IV          9,317.4840                   0

Equitable Deal Fund Flow,                     0        410,603.1230
L.P.

Equitable Life Assurance                      0        369,543.1759
Society of the United
States

Equitable Variable Life                       0         41,059.9477
Insurance Company

Frank H. Bevevino                  276,787.9620                   0

Thomas G. McMullen                 125,067.9870                   0

                                    Class A                    Class B
  Name of Stockholder             Common Stock               Common Stock
  -------------------             ------------               ------------

John R. Bevevino                    87,623.3160                   0

Thomas Bevevino                     82,504.8180                   0

Kenneth B. Kozel                    46,100.3400                   0

Margaret Crampton                   45,934.8120                   0

William Waltrip                     41,991.4440                   0

                                     SCHEDULE II



CONTINUITY SHARES NUMBER  =

                 .40[(A x E) +   (B x E) + (C x E) + (D x E) + F]
                 ------------------------------------------------
                                          Y



Where             A   =    the total number of Shares converted into RSI
                           Common Shares in the Merger (excluding fractional RSI
                           Common Shares) and held by Shareholders* at the Effective Time;


                  B   =    the total number of Shares converted into
                           RSI Common Shares in the Merger (excluding fractional RSI Common Shares) and held by persons that were stockholders of the Company immediately prior to the Merger that are not Shareholders at the Effective Time;


                  C   =    the total number of Dissenting Shares;


                  D   =    the total number of Shares that would be
                           issued upon the deemed exercise of all
                           Options granted by the Company under the US
                           Foodservice Inc. 1992 Stock Option Plan
                           (Effective September 4, 1992; As Amended
                           September 23, 1993) that have an adjusted exercise price of either $.02 per share or $2.00 per share and that have not been exercised as of the Effective Time (the
                           "Deemed Exercised Options");


                  E   =    the fair market value of a Share at the
                           Effective Time determined as follows:
                           E = Y x the Exchange Ratio; and
- --------
 * At the option of MLCP, certain stockholders owning fewer than 25,000 shares of Class A Common Stock immediately prior to the Effective Time may be asked to make only the representations and warranties contained in Section 2 of this Agreement pursuant to an instrument in the form of Exhibit B attached to this Agreement.

                  F   =    the total amount paid as consideration to redeem
                           the Preferred Stock pursuant to the Preferred Stock
                           Redemption Agreements (other than the Preferred Stock
                           Redemption Agreement between RSI and Bankamerica
                           Capital Corporation) and the total cash consideration paid in lieu of fractional RSI Common Shares;


                  Y   =    the fair market value of an RSI Common
                           Share at the Effective Time, which shall be deemed to be equal to the mean between the high and low trading prices on the NYSE of one RSI Common Share on the Closing Date, as reported in the New York Stock Exchange
                           Composite Tape.

                                  SCHEDULE III

                                  ENCUMBRANCES



Name of Stockholder                     Description
- -------------------                     -----------


Kenneth B. Kozel

                                    Mr. Kozel has pledged 31,185 shares of Class
                                    A Common Stock, to secure repayment of a loan made by Sara Lee Corporation to Mr. Kozel in 1988 in the outstanding principal amount of $168,000.

                                                                 EXHIBIT A




TO:  Chemical Mellon Shareholder Services, L.L.C.



                  Please refer to the Tax Agreement, dated May 17, 1996, among Rykoff-Sexton, Inc., a Delaware corporation ("RSI"), and each other person listed on the signature pages thereof (the "Agreement"), that imposes, among other things, certain restrictions on the transfer of shares of Common Stock, par value $.10 per share, of RSI ("RSI Common Shares") received by the undersigned in the merger of US Foodservice Inc. with and into USF Acquisition Corporation, a Delaware corporation and a wholly owned subsidiary of RSI. The undersigned hereby certifies that the RSI Common Shares represented by the certificate attached hereto are being transferred in compliance with the provisions of the Agreement.



Dated:  ______________________




                       [NAME OF TRANSFERRING SHAREHOLDER]



                       By: _________________________________________
                           [Authorized Signature]

                                                             EXHIBIT B





                             [Effective Time], 1996





Rykoff-Sexton, Inc.
1050 Warrenville Road
Lisle, Illinois 60532-5201


                  Re: Agreement and Plan of Merger among Rykoff-Sexton, Inc., USF Acquisition Corporation and US Foodservice, Inc. Dated February 2, 1996

Dear Sirs:

                  This letter is furnished to you in connection with the planned merger (the "Merger") of US Foodservice Inc., a Delaware corporation (the "Company"), with and into USF Acquisition Corporation, a Delaware corporation ("Merger Sub") and a wholly owned subsidiary of Rykoff-Sexton, Inc. ("RSI"), pursuant to an Agreement and Plan of Merger, dated February 2, 1996, among RSI, Merger Sub and the Company (the "Merger Agreement").

                  The following representations are provided to you for your benefit to induce you to consummate the Merger. The undersigned understands and agrees that such representations will be relied upon by Morgan, Lewis & Bockius LLP, Shearman & Sterling, and Jones, Day, Reavis & Pogue, respectively, in connection with their opinions to be delivered pursuant to Sections 8.1(h) and 8.1(i) of the Merger Agreement with respect to the treatment of the Merger for federal income tax purposes as a tax-free reorganization within the meaning of
Section 368(a) of the Internal Revenue Code of 1986, as amended. Capitalized terms used but not defined herein shall have the same meanings given to such terms in the Merger Agreement.

                  1. The undersigned is the record and beneficial owner, under U.S. federal income tax principles, of ______ shares of Class A Common Stock, all of which will be converted into a number of RSI Common Shares in the Merger pursuant to Section 4.1 of the Merger Agreement.

                  2. The undersigned has no plan or intention to sell, exchange, distribute or otherwise dispose of in any manner, or enter into one or more transactions whereby the undersigned gives up substantially all of the benefits and burdens of ownership in, a number of RSI Common Shares received by the undersigned in the Merger that would exceed in the aggregate (x) the number of RSI Common Shares received by the undersigned in the Merger multiplied by (y) the Permitted Sales Factor. For purposes of this representation, the "Permitted Sales Factor" shall be a number equal to 1.00 minus the Continuity Factor, and the "Continuity Factor" shall be a fraction, the numerator of which shall be the aggregate number of RSI Common Shares that must continue to be owned by the stockholders of the Company to satisfy the "continuity of interest" requirement of Treas. Reg. ss. 1.368-1(b) (the "Continuity Shares Number"), and the denominator of which shall be the aggregate number of RSI Common Shares issued in the Merger and held at the Effective Time by the Shareholders and by stockholders of the Company that have executed and delivered to RSI an instrument in the form of this Exhibit
                      B. For purposes of computing the Continuity Factor, the "Continuity Shares Number" shall be determined by applying the formula set forth on Schedule I** attached hereto.



                                  Very truly yours,



                                  ------------------------------
                                  (Print Name of Stockholder)


                                  By:___________________________
                                  (Authorized Signature)



- --------
** Schedule I to Exhibit B will be identical to
   Schedule II to the Agreement.